Current Receivables	12 Months Ended
Dec. 31, 2015
Current Receivables [Abstract]
Current Receivables

NOTE 4. CURRENT RECEIVABLES

	Consolidated(a)		GE(b)
December 31 (In millions)	2015	2014	2015	2014

Power	$6,675	$4,071	$4,377	$2,149
Renewable Energy	2,336	895	1,418	616
Oil & Gas	4,958	5,793	2,764	3,233
Energy Management	2,930	1,655	1,980	731
Aviation	4,133	4,656	1,876	1,997
Healthcare	4,022	4,350	1,943	2,241
Transportation	609	454	193	351
Appliances & Lighting	1,502	1,466	194	214
Corporate items and eliminations	372	391	464	466
	27,538	23,732	15,209	11,998
Less Allowance for Losses	(515)	(495)	(502)	(485)
Total	$27,022	$23,237	$14,707	$11,513

  Includes GE industrial customer receivables factored through a GE Capital affiliate and reported as financing receivables by GE Capital of $13,042 million and $12,533 million at December 31, 2015 and 2014, respectively.
  GE current receivables of $251 million and $254 million at December 31, 2015 and 2014, respectively, arose from sales, principally of Aviation goods and services, on open account to various agencies of the U.S. government. As a percentage of GE revenues, approximately 4% of GE sales of goods and services were to the U.S. government in 2015, compared with 3% in 2014 and 4% in 2013.

GE current receivables balances at December 31, 2015 and 2014, before allowance for losses, included $10,535 million and $7,808 million, respectively, from sales of goods and services to customers, and $17 million and $22 million at December 31, 2015 and 2014, respectively, from transactions with associated companies. The remainder of the balances primarily relates to supplier advances, revenue sharing programs and other non-income based tax receivables.